Mortgage Servicing Rights	12 Months Ended
Dec. 31, 2011
Mortgage Servicing Rights [Abstract]
Mortgage Servicing Rights
NOTE 10	Mortgage Servicing Rights

The Company serviced $191.1 billion of residential mortgage loans for others at December 31, 2011, and $173.9 billion at December 31, 2010. The net impact included in mortgage banking revenue of fair value changes of MSRs and derivatives used to economically hedge MSRs were net gains of $183 million, $139 million and $147 million for the years ended December 31, 2011, 2010 and 2009, respectively. Loan servicing fees, not including valuation changes, included in mortgage banking revenue, were $651 million, $600 million and $512 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Changes in fair value of capitalized MSRs for the years ended December 31, are summarized as follows:

(Dollars in Millions)	2011	2010	2009
Balance at beginning of period	$1,837	$1,749	$1,194
Rights purchased	35	65	101
Rights capitalized	619	639	848
Changes in fair value of MSRs
Due to change in valuation assumptions (a)	(586)	(249)	(15)
Other changes in fair value (b)	(386)	(367)	(379)
Balance at end of period	$1,519	$1,837	$1,749

(a)	Principally reflects changes in prepayment speeds, and to a lessor extent, changes in discount rates and escrow earnings assumptions, primarily arising from interest rate changes.
(b)	Primarily represents changes due to collection/realization of expected cash flows over time (decay).

The estimated sensitivity to changes in interest rates of the fair value of the MSRs portfolio and the related derivative instruments as of December 31 follows:

	2011				2010
(Dollars in Millions)	Down 50 bps	Down 25 bps	Up 25 bps	Up 50 bps	Down 50 bps	Down 25 bps	Up 25 bps	Up 50 bps
Net fair value	$21	$6	$–	$6	$6	$(5)	$5	$1

The fair value of MSRs and their sensitivity to changes in interest rates is influenced by the mix of the servicing portfolio and characteristics of each segment of the portfolio. The Company's servicing portfolio consists of the distinct portfolios of government-insured mortgages, conventional mortgages and Mortgage Revenue Bond Programs ("MRBP"). The servicing portfolios are predominantly comprised of fixed-rate agency loans with limited adjustable-rate or jumbo mortgage loans. The MRBP division specializes in servicing loans made under state and local housing authority programs. These programs provide mortgages to low-income and moderate-income borrowers and are generally government-insured programs with a favorable rate subsidy, down payment and/or closing cost assistance.

A summary of the Company's MSRs and related characteristics by portfolio as of December 31 follows:

	2011				2010
(Dollars in Millions)	MRBP	Government	Conventional (b)	Total	MRBP	Government	Conventional (b)	Total
Servicing portfolio	$13,357	$32,567	$145,158	$191,082	$12,646	$28,880	$132,393	$173,919
Fair market value	$155	$290	$1,074	$1,519	$166	$342	$1,329	$1,837
Value (bps) (a)	116	89	74	79	131	118	100	106
Weighted-average servicing fees (bps)	40	36	29	31	40	38	30	32
Multiple (value/servicing fees)	2.90	2.47	2.55	2.55	3.28	3.11	3.33	3.31
Weighted-average note rate	5.50%	5.08%	4.97%	5.03%	5.75%	5.35%	5.27%	5.32%
Age (in years)	4.2	2.5	2.8	2.8	4.1	2.2	2.7	2.7
Expected prepayment (constant prepayment rate)	12.9%	21.1%	22.1%	21.3%	12.3%	17.2%	16.2%	16.1%
Expected life (in years)	6.4	4.0	3.8	4.0	6.7	5.1	5.3	5.4
Discount rate	12.1%	11.3%	10.0%	10.4%	11.9%	11.4%	10.3%	10.6%

(a)	Value is calculated as fair market value divided by the servicing portfolio
(b)	Represents loans sold to government sponsored enterprises.